--------------------------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   -----------

                                    FORM 8-K



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 12, 2008

                                   -----------


                            SCOTTISH RE GROUP LIMITED
             (Exact name of registrant as specified in its charter)

                                   -----------


       Cayman Islands                    001-16855                98-0362785
(State or Other Jurisdiction     (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)


                P.O. Box HM 2939
 Crown House, Second Floor, 4 Par-la-Ville Road
                 Hamilton HM12
                    Bermuda                                           N/A
    (Address of Principal Executive Offices)                      (Zip Code)

                                 (441) 295-4451
               Registrant's telephone number, including area code

                                       N/A
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

--------------------------------------------------------------------------------

     Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     On March 12, 2008, Scottish Re Group Limited (the "Company") and David Howell, the Chief Executive of the Company's Life Reinsurance International Segment, entered into an Incentive Agreement. The Incentive Agreement provides that if Mr. Howell is employed by the Company on the date of the closing of the sale of the Company's Life Reinsurance International Segment, no later than five days after such closing, the Company shall pay him an amount equal to: (i) $1,000,000 plus (ii) 4% of the excess (if any) of the sales price of the Life Reinsurance International Segment (less certain expenses) over the sum of (A) $5,000,000 and (B) the segment's retained liabilities (such payment in aggregate being the "Success Payment"). If Mr. Howell's employment is terminated by the Company or the purchaser of the Life Reinsurance International Segment during the six months following the date of the closing, any severance or termination payment to which Mr. Howell may be entitled to related to such termination shall be reduced (but not below zero) by the amount of the Success Payment. The Incentive Agreement terminates if a definitive agreement for the sale of the Life Reinsurance International Segment has not been executed prior to December 31, 2008.

                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                    SCOTTISH RE GROUP LIMITED


                                    By:   /s/ Paul Goldean
                                          -------------------------------
                                          Paul Goldean
                                          Chief Administrative Officer



Dated:  March 18, 2008